Nations Fund Trust

                           Nations Managed Index Fund
                       Nations Managed SmallCap Index Fund

                         Supplement dated April 15, 1997
                     to Prospectuses dated October 15, 1996

         The combined prospectuses for the Primary A, Primary B, Investor A and Investor C Shares for Nations Managed Index Fund and Nations Managed SmallCap Index Fund are hereby supplemented by deleting the third paragraph which starts with the words "Set forth below" in the section entitled "How Performance Is Shown," as well as the three tables and accompanying notes below the paragraph, and inserting the following in their place:

         Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. This performance data represents past performance of the CTFs and is not necessarily indicative of the future performance of the CTFs or the Funds.

         Average Annual Total Returns for the Periods Indicated through March 31, 1997*

                                                                      Since
                                  One        Three        Five      Inception
                                 Year         Year        Year     (12/31/88)**

         Enhanced Equity Index   19.98%       22.31%      16.08%      16.52%
           Common Trust Fund

         S&P 500 Index           19.77%       22.28%      16.39%      16.28%

         Lipper S&P 500 Index    19.19%       21.73%      15.89%      15.66%
           Funds Average***


         Annual Total Returns*

                            Enhanced Equity                          Lipper
                             Index Common           S&P          S&P 500 Index
         Year                 Trust Fund         500 Index      Funds Average***


         1989                  34.12%              31.55%            30.58%

         1990                  -1.52%              -3.15%            -3.57%

         1991                  31.72%              30.56%            29.65%

         1992                   5.52%               7.64%             7.12%

         1993                  10.47%               9.99%             9.52%

         1994                   0.69%               1.31%             0.90%

         1995                  37.66%              37.45%            36.82%

         1996                  23.62%              23.08%            22.30%

         Average Annual Total Returns for the Periods Indicated through March 31, 1997*

                                                             Since
                                            One            Inception
                                           Year            (10/1/95)
         Enhanced Small Cap Equity
          Index Common Trust Fund         11.76%             11.68%

           S&P 600 Index                   8.39%              9.83%

         * The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.

         ** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.

         *** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.